                                                                    Exhibit 10.4


                            LUSCAR ENERGY PARTNERSHIP

                  CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350
                   (SECTION 906 OF SARBANES-OXLEY ACT OF 2002)


In connection with the annual report of Luscar Energy Partnership (the "Company") on Form 20-F for the twelve months ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: June 29, 2004




/s/ Dennis G. Maschmeyer                        /s/ Jowdat Waheed
---------------------------------               --------------------------------
Name:   Dennis Maschmeyer                       Name:  Jowdat Waheed
Title:  Chief Executive Officer                 Title: Chief Financial Officer
        Luscar Energy Partnership                      Luscar Energy Partnership

A signed original of this written statement required by Section 906 has been provided to Luscar Energy Partnership and will be retained by Luscar Energy Partnership and furnished to the Securities and Exchange Commission or its staff upon request.